                                                                January 7, 2003

TO THE SHAREHOLDER:

For the quarter ended December 31, 2002, the Fund had a Net Asset Value of $20.98 per share. This represents a 4.2% increase from $20.13 per share at the end of the March 31, 2002 Fiscal Year. On December 31, 2002 the Fund's closing stock price on the New York Stock Exchange was $19.58 per share, representing a 6.7% discount to Net Asset Value per share.

The table below compares the performance of the Fund to the average of the 14 other closed-end bond funds with which we have historically compared ourselves:

   Total Return-Percentage Change (Annualized for periods longer than 1 year) in Net Asset Value Per Share with All Distributions Reinvested(1)


-----------------------------------------------------------------------------------------------------------------

                                              10 Years       5 Years        2 Years       1 Year        Quarter
                                             to 12/31/02   to 12/31/02    to 12/31/02   to 12/31/02   to 12/31/02
-----------------------------------------------------------------------------------------------------------------
1838 Bond Fund(2)                               7.51%         6.07%           9.14%        10.48%        3.45%
Average of 14 Other
  Closed-End Bond Funds(2)                      7.17%         5.60%           7.04%         5.99%        3.35%
Salomon Bros. Bond Index(3)                     8.80%         8.37%          13.67%        17.01%        1.88%


1 - This is historical information and should not be construed as indicative of any likely future performance.

2 - Source: Lipper Inc.

3 - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.

At its November meeting, the Federal Reserve Bank lowered the Fed Funds rate to 1.25% but shifted its assessment of risks to the economy to a neutral posture from the prior assessment of economic weakness as a greater risk. Since the end of the Fund's fiscal year on March 31, 2002, the yields on US Treasury 2-year notes have declined from 3.72% to 1.60%. The yields on 10-year notes and 30-year bonds have declined from 5.40% to 3.81% and from 5.80% to 4.78%, respectively. The rates on longer maturities are slightly higher than at the end of the September quarter. Shorter-term rates reflect the most recent decline in the Federal Funds rate. The yield received by the US Treasury at the December 30, 2002 auction of 6-month T-Bills was the lowest yield in the history of such auctions.

Fiscal conditions are not as favorable for bonds as monetary policy. Cyclical outlays such as rising unemployment benefits combine with the costs of domestic security and military actions to increase budget deficits. The costs of the proposed stimulus package may further constrain the budget.

The economic recovery continues an uncertain course as the announcement of various indicators seemingly alternates between indications of renewed strength to that of continued weakness. As the economy and stock market have shown evidence of a rebound, longer-term bond yields have risen from their trough levels of mid-October. At the same time, the stock market has also rebounded and yield spreads on corporate bonds have correspondingly contracted relative to benchmark Treasury yields. As we have discussed in prior reports, the Fund's performance benefits from a general trend toward lower interest rates and is sensitive to corporate bond yield spreads. Since the end of its fiscal year, the Fund has experienced some credit downgrades and has taken action to upgrade other holdings to better insulate the portfolio from the volatility in the corporate bond market.

The table below updates the portfolio quality of the Fund's assets compared to the end of the two prior fiscal years:


----------------------------------------------------------------------------------------------------------
                                              Percent of Total Investment (Standard & Poor's Ratings)
----------------------------------------------------------------------------------------------------------
                                         U.S. Treasuries,
                                            Agencies &                                       B and    Not
  Period Ended                              AAA Rated        AA       A      BBB      BB     Lower   Rated
----------------------------------------------------------------------------------------------------------
December 31, 2002                             18.6%         5.2%    29.1%   41.1%    5.6%    0.3%     0.1%
March 31, 2002                                16.7%         4.4%    22.6%   53.6%    1.9%    0.6%     0.2%
March 31, 2001                                14.8%         2.0%    33.1%   45.9%    3.9%    0.0%     0.3%


Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings.

On December 19, 2002, the Board of Directors declared a dividend payment of $0.34 per share payable January 28, 2003 to shareholders of record on December 27, 2002. This represents a reduction of $0.01 per share from the prior payment level. Portfolio shifts to higher rated bonds combined with overall lower interest rates were the primary reasons for the decrease in income leading to the dividend reduction.

The Fund's net investment income, which is distributed to shareholders in the form of a dividend, is derived from interest payments received from fixed income securities. To the extent they are derived from such sources, the dividend payments would not be eligible for the tax exemption recently proposed by President Bush.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to inside the back cover of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact EquiServe, the Fund's Transfer Agent and Dividend Paying Agent, at 781-575-2723.



                                         Sincerely,


                                         /s/  John H. Donaldson
                                         --------------------------------
                                         John H. Donaldson, CFA
                                         President

SCHEDULE OF INVESTMENTS (Unaudited)                           December 31, 2002


                                                                        Moody's/
                                                                       Standard &
                                                                         Poor's         Principal      Amortized Cost      Value
                                                                         Rating      Amount (000's)       (Note 1)        (Note 1)
                                                                       ----------    --------------    --------------   -----------
LONG TERM DEBT SECURITIES (97.65%)
AUTOMOBILES & RELATED (7.04%)
Auburn Hills Trust, Gtd. Ctfs., 12.375%, 05/01/20 ..................     A3/BBB+         $1,000         $ 1,000,000     $ 1,502,057
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30 .........................    Baa1/BBB          1,000           1,111,494       1,017,763
Ford Motor Co., Debs., 8.90%, 01/15/32 .............................    Baa1/BBB          1,560           1,544,143       1,531,351
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11 ............     A2/BBB           1,000           1,009,173       1,019,031
TRW Inc., Sr. Notes, 9.375%, 04/15/21 ..............................    Baa3/BBB-           303             318,865         355,930
                                                                                                        -----------     -----------
                                                                                                          4,983,675       5,426,132
                                                                                                        -----------     -----------
ELECTRIC UTILITIES (9.35%)
Calpine Corp., Sr. Notes, 7.75%, 04/15/09 ..........................      B1/B+             500             487,329         210,000
Cleveland Electric Illum., 1st Mtge., 9.00%, 07/01/23 ..............    Baa2/BBB          1,800           1,673,725       1,915,268
Dominion Resources Inc., Bonds, 6.75%, 12/15/32 ....................    Baa1/BBB+         1,000             997,581       1,026,312
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26 ..........................      A1/A+           1,550           1,482,678       2,071,009
Midamerican Funding LLC, 6.927%, 03/01/29 ..........................    Baa1/BBB+           500             500,000         527,273
NSTAR, Notes, 8.00%, 02/15/10 ......................................      A2/A-             500             498,397         606,532
Old Dominion Electric Corp., 6.25%, 06/01/11, AMBAC ................     Aaa/AAA            500             500,519         552,898
Utilicorp United Inc., Sr. Notes, 8.27%, 11/15/21 ..................     Ba2/BB             500             540,629         295,117
                                                                                                        -----------     -----------
                                                                                                          6,680,858       7,204,409
                                                                                                        -----------     -----------
FINANCIAL (22.49%)
Bank of America, Sub. Notes, 7.40%, 01/15/11 .......................      Aa3/A           1,000           1,063,117       1,177,965
BB&T Corp., Sub. Notes, 6.50%, 08/01/11 ............................      A2/A-             500             497,667         564,715
Citicorp Capital II, Capital Securities, Gtd., 8.015%, 02/15/27 ....      Aa2/A           2,000           2,011,369       2,237,582
FBS Capital I, Capital Securities, Gtd., 8.09%, 11/15/26 ...........     A1/BBB+          2,000           1,994,117       2,191,968
General Electric Capital Corp., Notes, 6.75%, 03/15/32 .............     Aaa/AAA          1,500           1,549,214       1,658,385
Household Finance Co., Notes, 6.75%, 05/15/11 ......................      A2/A            1,500           1,499,675       1,599,284
HSBC America Capital II, Gtd., 8.38%, 05/15/27, 144A ...............      NR/A-           2,500           2,566,962       2,871,800
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12 .............     Aaa/AAA            500             498,690         555,451
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ..................    Baa3/BBB-         1,500           1,587,334       1,654,460
Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11 .......................    Baa1/BBB-           500             485,207         492,792
National Rural Utilities, Notes, 7.25%, 03/01/12 ...................      A2/A              500             551,549         573,459
UBS PFD Funding Trust I, Gtd., 8.622%, 10/29/49 ....................     A1/AA-           1,000           1,010,592       1,208,743
XL Capital Europe PLC, Gtd., 6.50%, 01/15/12 .......................      A1/A+             500             497,542         541,397
                                                                                                        -----------     -----------
                                                                                                         15,813,035      17,328,001
                                                                                                        -----------     -----------
INDUSTRIAL, MATERIALS & MISC. (20.48%)
Abitibi-Consolidated Inc., Debs., 8.85%, 08/01/30 ..................    Baa1/BBB-         2,000           1,999,784       2,150,722
Darden Restaurants Inc., Debs., 7.125%, 02/01/16 ...................    Baa1/BBB+           500             434,318         562,049
Duke Capital Corp., Sr. Notes, 6.75%, 02/15/32 .....................     Baa1/A-          1,000             672,343         782,512
EOP Operating LP, Sr. Notes, 7.25%, 02/15/18 .......................    Baa1/BBB+         1,000             993,031       1,064,976
Georgia-Pacific Corp., Debs., 9.625%, 03/15/22 .....................     Ba1/BB+          1,000           1,052,573         895,000
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 .................      NR/A-           2,000           2,141,805       2,496,156
Liberty Property Trust, Sr. Notes, 7.50%, 01/15/18 .................    Baa2/BBB          1,000             999,067       1,054,274
Royal Caribbean Cruises, Sr. Notes, 6.75%, 03/15/08 ................     Ba2/BB+          1,000             890,331         875,000
Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25 ...............     Ba3/BB+          2,000           1,991,525       1,830,000
Starwood Hotels & Resorts, Notes, 7.875%, 05/01/12 .................    Ba1/BBB-          1,000             995,125         990,000
Tupperware Finance Co. BV, Gtd., 7.25%, 10/01/06 ...................    Baa2/BBB            500             517,861         546,383
Tyco Int'l. Group SA, Gtd., 6.875%, 01/15/29 .......................    Ba2/BBB-            750             655,206         660,000
Union Camp Corp., Debs., 9.25%, 02/01/11 ...........................    Baa2/BBB          1,500           1,491,605       1,875,864
                                                                                                        -----------     -----------
                                                                                                         14,834,574      15,782,936
                                                                                                        -----------     -----------
OIL & GAS (10.74%)
Apache Corp., Notes, 7.70%, 03/15/26 ...............................      A3/A-             500             523,819         609,964
Coastal Corp., Debs., 6.70%, 02/15/27 ..............................     Ba2/BB-            500             504,926         390,000
K N Energy Inc., Debs., 8.75%, 10/15/24 ............................    Baa2/BBB          1,150           1,213,272       1,248,410
Texaco Capital Inc., Gtd. Debs., 7.50% 03/01/43 ....................     Aa3/AA           2,000           1,978,426       2,216,510
Transocean Sedco Forex, Notes, 7.50%, 04/15/31 .....................     Baa2/A-            500             497,733         573,562
Western Atlas Inc., Debs., 8.55%, 06/15/24 .........................      A2/A-           2,539           2,642,756       3,237,735
                                                                                                        -----------     -----------
                                                                                                          7,360,932       8,276,181
                                                                                                        -----------     -----------

SCHEDULE OF INVESTMENTS (Unaudited)--continued                December 31, 2002


                                                                        Moody's/
                                                                       Standard &
                                                                         Poor's         Principal      Amortized Cost      Value
                                                                         Rating      Amount (000's)       (Note 1)        (Note 1)
                                                                       ----------    --------------    --------------   -----------
TELECOMMUNICATIONS & MULTIMEDIA (14.00%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ................    Baa3/BBB+       $  1,000        $ 1,075,187     $ 1,157,934
News America Holdings Inc., Debs., 7.90%, 12/01/95 .................    Baa3/BBB-          1,400          1,298,775       1,366,970
SBC Communications, Notes, 5.825%, 08/15/12 ........................     Aa3/AA-             500            492,584         539,919
Tele-Communications, Inc., 9.25%, 01/15/23 .........................    Baa3/BBB           2,000          1,995,904       2,049,832
Time Warner Inc., Debs., 9.15%, 02/01/23 ...........................    Baa1/BBB+          3,000          3,146,244       3,444,666
Verizon Global Funding Corp., Notes, 7.75%, 12/01/30 ...............      A2/A+            1,646          1,675,595       1,916,861
Viacom Inc, Sr. Debs., 7.875%, 07/30/30 ............................      A3/A-              250            246,270         311,207
                                                                                                        -----------     -----------
                                                                                                          9,930,559      10,787,389
                                                                                                        -----------     -----------
MORTGAGE BACKED SECURITIES (1.22%)
FNMA Pool #313411, 7.00%, 03/01/04 .................................      NR/NR              145            144,958         147,391
GNMA Pool #780374, 7.50%, 12/15/23 .................................      NR/NR              182            180,569         195,501
GNMA Pool #417239, 7.00%, 02/15/26 .................................      NR/NR              559            564,672         594,115
                                                                                                        -----------     -----------
                                                                                                            890,199         937,007
                                                                                                        -----------     -----------
U.S. GOVERNMENT & AGENCIES (12.33%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ..............................      NR/NR            1,600          1,745,776       1,961,312
U.S. Treasury Bonds, 7.875%, 02/15/21 ..............................      NR/NR            3,900          4,034,783       5,351,073
U.S. Treasury Bonds, 8.125%, 08/15/21 ..............................      NR/NR            1,000          1,014,012       1,407,266
U.S. Treasury Bonds, 6.25%, 05/15/30 ...............................      NR/NR              650            727,634         777,842
                                                                                                        -----------     -----------
                                                                                                          7,522,205       9,497,493
                                                                                                        -----------     -----------

TOTAL LONG TERM DEBT SECURITIES ....................................                                     68,016,037      75,239,548
                                                                                                        -----------     -----------
SHORT TERM DEBT SECURITY (1.30%)
FNMA, Discount Note, 1.24%, 01/12/03 ...............................      NR/NR            1,000            999,317         999,372
                                                                                                        -----------     -----------
                                                                                         Shares
INVESTMENT COMPANIES (0.76%)                                                             ------
High Yield Plus Fund ...............................................                      33,333            223,875         107,332
Evergreen Select Money Market -- I Shares ..........................                     478,204            478,204         478,204
                                                                                                        -----------     -----------
                                                                                                            702,079         585,536
                                                                                                        -----------     -----------

TOTAL INVESTMENTS (99.71%) .........................................                                    $69,717,433      76,824,456
                                                                                                        ===========
OTHER ASSETS AND LIABILITIES (0.29%) ...............................                                                        225,568
                                                                                                                        -----------
NET ASSETS (100.00%) ...............................................                                                    $77,050,024
                                                                                                                        ===========

144A -- Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, this security amounted to 3.73% of net assets.

Legend
Ctfs. - Certificates
Debs. - Debentures
Gtd. - Guaranteed
Sr. - Senior
Sub. - Subordinated

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2002

Assets:
   Investment in securities at value (amortized cost $69,717,433)
     (Note 1).....................................................   $76,824,456
   Interest receivable ...........................................     1,544,978
   Dividends receivable ..........................................         1,083
   Other assets ..................................................         4,008
                                                                     -----------
    TOTAL ASSETS .................................................    78,374,525
                                                                     -----------
Liabilities:
   Dividends payable .............................................     1,248,908
   Due to Advisor ................................................        36,441
   Accrued expenses payable ......................................        39,152
                                                                     -----------
    TOTAL LIABILITIES ............................................     1,324,501
                                                                     -----------
Net assets: (equivalent to $20.98 per share based on 3,673,258
  shares of capital stock outstanding)............................   $77,050,024
                                                                     ===========
NET ASSETS consisted of:
   Par value .....................................................   $ 3,673,258
   Capital paid-in ...............................................    72,374,251
   Undistributed net investment income ...........................    (1,970,800)
   Accumulated net realized loss on investments ..................    (4,133,708)
   Net unrealized appreciation on investments ....................     7,107,023
                                                                     -----------
                                                                     $77,050,024
                                                                     ===========

STATEMENT OF OPERATIONS (Unaudited)
For the nine months ended December 31, 2002


Investment Income:
   Interest.........................................                 $ 4,151,910
   Dividends........................................                      10,417
                                                                     -----------
    Total Investment Income ........................                   4,162,327
                                                                     -----------
Expenses:
   Investment advisory fees (Note 4)................    $  319,121
   Transfer agent fees..............................        34,339
   NYSE fee.........................................        18,750
   Directors' fees..................................        22,038
   Audit fees.......................................        17,554
   State and local taxes............................        16,275
   Legal fees and expenses..........................        22,893
   Reports to shareholders .........................        18,439
   Custodian fees...................................         5,302
   Miscellaneous....................................        21,536
                                                        ----------
    Total Expenses .................................                     496,247
                                                                     -----------
     Net Investment Income .........................                   3,666,080
                                                                     -----------
Realized and unrealized gain (loss) on investments
     (Note 1):
   Net realized loss from security transactions.....                  (1,289,533)
                                                                     -----------
   Unrealized appreciation of investments:
    Beginning of period ............................     1,283,019
    End of period ..................................     7,107,023
                                                        ----------
     Change in unrealized appreciation of
         investments................................                   5,824,004
                                                                     -----------
       Net realized and unrealized gain of
         investments................................                   4,534,471
                                                                     -----------
Net increase in net assets resulting from
  operations........................................                 $ 8,200,551
                                                                     ===========


   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                 Nine months
                                                    ended
                                              December 31, 2002     Year ended
                                                 (Unaudited)      March 31, 2002
                                              -----------------   --------------
Increase (decrease) in net assets:
Operations:
   Net investment income..................       $ 3,666,080        $ 5,105,531
   Net realized loss from security
    transactions (Note 2) ................        (1,289,533)        (1,070,484)
   Change in unrealized appreciation
    (depreciation) of investments ........         5,824,004         (1,768,960)
                                                 -----------        -----------
    Net increase in net assets resulting
      from operations ....................         8,200,551          2,266,087
                                                 -----------        -----------
Distributions:
   Dividends to shareholders from net
    investment income ....................        (5,105,829)        (5,249,417)
   Distributions to shareholders from tax
    return of capital ....................                 -            (30,891)
                                                 -----------        -----------
    Total distributions to shareholders ..        (5,105,829)        (5,280,308)
                                                 -----------        -----------
   Increase (decrease) net assets.........         3,094,722         (3,014,221)
Net Assets:
   Beginning of period....................        73,955,302         76,969,523
                                                 -----------        -----------
   End of period..........................       $77,050,024        $73,955,302
                                                 ===========        ===========










                HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

       1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 10. The Fund has appointed Equiserve to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from Equiserve, P.O. Box 43069, Providence, RI 02940-3069.





    The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS


The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.


                                                              Nine months
                                                                 ended                          Year Ended March 31,
                                                           December 31, 2002    ---------------------------------------------------
                                                              (Unaudited)        2002       2001        2000       1999       1998
                                                           -----------------    -------   -------    ---------    -------   -------
Per Share Operating Performance
Net asset value, beginning of period ...................        $ 20.13         $ 20.95   $ 20.39    $   22.20    $ 22.70   $ 20.61
                                                                -------         -------   -------    ---------    -------   -------
 Net investment income(1)...............................           1.00            1.24      1.45         1.47       1.52      1.51
 Net realized and unrealized gain (loss) on
   investments(1).......................................           1.24           (0.62)     0.56        (1.81)     (0.41)     2.11
                                                                -------         -------   -------    ---------    -------   -------
Total from investment operations .......................           2.24            0.62      2.01        (0.34)      1.11      3.62
                                                                -------         -------   -------    ---------    -------   -------
Less distributions
 Dividends from net investment income ..................          (1.39)          (1.43)    (1.45)       (1.47)     (1.48)    (1.53)
 Distributions from net realized gain ..................              -               -         -            -      (0.13)        -
 Distributions from tax return of capital ..............              -           (0.01)        -            -          -         -
                                                                -------         -------   -------    ---------    -------   -------
Total distributions ....................................          (1.39)          (1.44)    (1.45)       (1.47)     (1.61)    (1.53)
                                                                -------         -------   -------    ---------    -------   -------
Net asset value, end of period .........................        $ 20.98         $ 20.13   $ 20.95    $   20.39    $ 22.20   $ 22.70
                                                                =======         =======   =======    =========    =======   =======
Per share market price, end of period ..................        $ 19.58         $ 19.34   $ 19.27    $   16.88    $ 20.69   $ 20.81
                                                                =======         =======   =======    =========    =======   =======
Total Investment Return
 Based on market value .................................          8.65%           7.96%    23.91%     (11.67)%      7.28%    13.11%
Ratios/Supplemental Data
Net assets, end of period (in 000's) ...................        $75,050         $73,955   $76,970    $  74,892    $81,559   $83,380
Ratio of expenses to average net assets ................          0.88%*          0.86%     0.91%        0.88%      0.77%     0.85%
Ratio of net investment income to average net assets(1).          6.51%*          6.73%     7.20%        7.09%      6.70%     6.89%
Portfolio turnover rate ................................         13.41%          10.87%    12.39%       10.21%     17.89%    18.88%
Number of shares outstanding at the end of the period
   (in 000's) ..........................................          3,673           3,673     3,673        3,673      3,673     3,673


* Annualized

(1) As required, effective April 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended March 31, 2002 for all securities was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.11%. Per share ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.



    The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund (the "Fund"), a Delaware Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. Security Valuation -- In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At December 31, 2002, there were no securities valued by the Board of Directors.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders and Book/Tax Differences -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. For the year ended March 31, 2002, of the $5,280,308 distributed to shareholders $5,249,417 was ordinary income and $30,891 was return of capital for tax purposes. At March 31, 2002, the components of distributable earnings on a tax basis were as follows: $2,523,201 was accumulated capital losses and $759,007 was net unrealized appreciation. As of March 31, 2002, the Fund had tax basis capital loss carryover of $159,409, $1,389,196 and $974,596 available to offset future capital gains, if any, until fully utilized or until their expiration on March 31, 2008, 2009 and 2010, respectively, whichever occurs first. Under the current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2002, the Fund elected to defer losses occurring between November 1, 2001 and March 31, 2002 in the amount of $320,974. At March 31, 2001, capital contributions, accumulated undistributed net investment income and accumulated net realized loss from investments were adjusted for permanent book/tax differences which arose principally from differing book/ tax treatments of amortization and accretion of market premium and discount. The following amounts were reclassified within the capital accounts: $(30,891) to paid in capital, $152,993 to undistributed net investment income and $(122,102) to accumulated net realized loss on investments. At December 31, 2002, the aggregate tax cost for all securities was $70,247,127. The $6,577,329 of net unrealized appreciation, at December 31, 2002, consisted of aggregate gross unrealized appreciation for those securities for which there was an excess of market value over tax cost of $8,041,629 and aggregate gross unrealized depreciation for those securities for which there was an excess of tax cost over fair value of $1,464,300.

F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G. Change in Accounting Principle -- Effective April 1, 2001, the Fund adopted provisions required by the new AICPA Audit and Accounting Guide for Investment Companies issued in November 2000. The Fund began amortizing market premium and accreting market discount on debt securities and began classifying gains and losses from paydown transactions on mortgage and asset backed securities as investment income or loss for financial reporting purposes. The Fund retroactively computed the amortized cost of the debt securities held at the beginning of the fiscal year ended March 31, 2002 based upon the original acquisition date and cost of the securities. The gross amount of premium and discount calculated was $606,237 and $62,922, respectively, which resulted in the amortized cost of securities decreasing $543,315 below the original cost of the securities. During the year ended March 31, 2002 net investment income decreased $86,964 and net realized and unrealized gain (loss) increased $86,964 due to the net amortization of market premium and reclassification of net paydown losses.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions, other than short-term investments, for the six months ended December 31, 2002:

                                                                                Proceeds
                                                                 Cost of       from Sales
                                                                Purchases    or Maturities
          U.S. Government Securities                            $       --     $1,403,535
          Other Investment Securities                            9,950,056      8,216,446


Note 3 - Capital Stock - At December 31, 2002, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 - Investment Advisory Contract and Payments to Affiliated Persons - Under the terms of the current contract with 1838 Investment Advisors, LLC (the "Advisor"), a wholly-owned subsidiary of MBIA, Inc., advisory fees are paid monthly to the Advisor at an annual rate of 0.625% on the first $40 million of the Fund's month end net assets and 0.50% on the excess.

MBIA Municipal Investors Services Corporation, a direct wholly-owned subsidiary of MBIA, Inc., provides accounting services to the Fund and is compensated for these services by the Advisor.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 - Dividend and Distribution Reinvestment - In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the period ended December 31, 2002, the Fund issued no shares under this Plan.

Note 6 - Change of Fund Auditor - On December 19, 2002, the Board of Directors of the Fund approved changing the Fund's independent auditors from PricewaterhouseCoopers LLP to Tait, Weller & Baker for the fiscal year ending March 31, 2003.

DIVIDEND REINVESTMENT PLAN (Unaudited)


1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Equiserve, acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Equiserve, P.O. Box 43069, Providence, RI 02940-3069.



             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                    Contact Your Transfer Agent, Equiserve,
        P.O. Box 43069, Providence, RI 02940-3069, or call 781-575-2723

           DIRECTORS
-------------------------------

       W. THACHER BROWN
      JOHN GILRAY CHRISTY
       MORRIS LLOYD, JR.
       J. LAWRENCE SHANE


           OFFICERS
-------------------------------

       JOHN H. DONALDSON
           President
      ANNA M. BENCROWSKY
        Vice President
         and Secretary
       CLIFFORD D. CORSO
        Vice President


      INVESTMENT ADVISOR                                   1838
-------------------------------
                                               BOND--DEBENTURE TRADING FUND
 1838 INVESTMENT ADVISORS, LLC                  --------------------------
  2701 RENAISSANCE BOULEVARD
         FOURTH FLOOR
   KING OF PRUSSIA, PA 19406                    2701 RENAISSANCE BOULEVARD
                                                       FOURTH FLOOR
                                                 KING OF PRUSSIA, PA 19406
           CUSTODIAN
-------------------------------                      [GRAPHIC OMITTED]

     WACHOVIA NATIONAL BANK                           Quarterly Report
      123 S. BROAD STREET                             December 31, 2002
    PHILADELPHIA, PA 19103


        TRANSFER AGENT
-------------------------------

           EQUISERVE
        P.O. BOX 43069
   PROVIDENCE, RI 02940-3069
         781-575-2723


            COUNSEL
-------------------------------

      PEPPER HAMILTON LLP
     3000 TWO LOGAN SQUARE
   EIGHTEENTH & ARCH STREETS
    PHILADELPHIA, PA 19103


           AUDITORS
-------------------------------

     TAIT, WELLER & BAKER
      1818 MARKET STREET
          SUITE 2400
    PHILADELPHIA, PA 19103